# Comerica Incorporated

Second Quarter 2014
Financial Review

July 15, 2014

Comerica Bank

## Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

## Financial Summary

| | 2Q14 | 1Q14 | 2Q13 |
|---|---|---|---|
| **Diluted income per common share** | $0.80 | $0.73 | $0.76 |
| **Net interest income** | $416 | $410 | $414 |
| *Loan accretion* | 10 | 12 | 7 |
| **Provision for credit losses** | 11 | 9 | 13 |
| **Noninterest income** | 220 | 208 | 222 |
| **Noninterest expenses** | 404 | 406 | 416 |
| **Net income** | 151 | 139 | 143 |
| **Total average loans** | $46,725 | $45,075 | $44,893 |
| **Total average deposits** | 53,384 | 52,770 | 51,448 |
| **Tier 1 common capital ratio**[1] | 10.49%[3] | 10.58% | 10.43% |
| **Basel III Tier 1 common capital ratio**[1,2] | 10.2% | 10.3% | 10.1% |
| *Average diluted shares (millions)* | *186* | *187* | *187* |

$ in millions, except per share data • [1]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [2]Estimated ratios based on the standardized approach in the final rule, as fully phased-in, and excluding most elements of accumulated other comprehensive income (AOCI). • [3]Estimated

Comerica Bank

3

## Second Quarter 2014 Results
### EPS Increases 10%

| | 2Q14 | Change From 1Q14 | Change From 2Q13 |
|---|---|---|---|
| **Total average loans** | 46,725 | 1,650 | 1,832 |
| *Commercial loans* | 29,890 | 1,528 | 1,497 |
| **Total average deposits** | 53,384 | 614 | 1,936 |
| *Noninterest-bearing deposits* | 24,011 | 775 | 1,935 |
| **Net interest income** | 416 | 6 | 2 |
| *Loan accretion* | 10 | (2) | 3 |
| **Provision for credit losses** | 11 | 2 | (2) |
| *Net loan charge-offs* | 9 | (3) | (8) |
| **Noninterest income** | 220 | 12 | (2) |
| *Customer-driven fee income* | 193 | 9 | 2 |
| **Noninterest expenses** | 404 | (2) | (12) |
| **Net income** | 151 | 12 | 8 |
| **Earnings per share (EPS)**[1] | 0.80 | 0.07 | 0.04 |
| **Shares repurchased**[2] | 1.2MM shares or $59MM | | |

### Key Performance Drivers

- Robust commercial loan growth across nearly all business lines
- Net interest income increased with loan growth & one additional day, partially offset by lower loan yields, accretion & nonaccrual interest collected
- Credit quality remained strong
- Customer-driven fees grew $9MM with increases in several categories
- Share repurchases[2], combined with dividends, returned $95 million to shareholders

$ in millions, except per share data • 2Q14 compared to 1Q14 • [1]Diluted income per common share • [2]Shares repurchased under the share repurchase program

Comerica Bank

4

# Loan Growth in Primary Markets



Average Loans
10.2 9.9 9.8 10.4 11.0
+6%
2Q13 3Q13 4Q13 1Q14 2Q14
Average Deposits
10.2 10.3 10.5 10.9 10.7
-1%
2Q13 3Q13 4Q13 1Q14 2Q14
Average Loans
13.9 14.0 14.4 14.8 15.4
+4%
2Q13 3Q13 4Q13 1Q14 2Q14
Average Deposits
14.7 14.6 15.2 14.8 15.4
+4%
2Q13 3Q13 4Q13 1Q14 2Q14
Average Loans
13.6 13.3 13.3 13.5 13.5
Stable
2Q13 3Q13 4Q13 1Q14 2Q14
Average Deposits
20.1 20.5 20.5 20.6 20.7
Stable
2Q13 3Q13 4Q13 1Q14 2Q14

$ in billions

Comerica Bank

5

# Average Loan Growth of $1.7B or 4%
## Broad-based, Commercial Loan Growth of $1.5B



Total Loans
($ in billions)
Loan Yields
44.9 44.1 44.1 45.1 46.7 46.5 47.9
3.47 3.44 3.58 3.39 3.31
2Q13 3Q13 4Q13 1Q14 2Q14 1Q14 2Q14
Average Balances
Period-end



Commercial Loans
($ in billions)
National Dealer Floor Plan
Mortgage Banker
28.4 27.8 27.7 28.4 29.9 29.8 31.0
1.8 1.6 1.1 0.9 1.3 1.4 2.0
3.1 2.9 3.2 3.2 3.5 3.4 3.6
2Q13 3Q13 4Q13 1Q14 2Q14 1Q14 2Q14
Average Balances
Period-end

- Lower accretion & nonaccrual interest collected impacted loan yield (-4 bps)
- Robust loan growth in April, slowed in May & June similar to H.8 trends[1]
- Commitments grew $1.1B to $54.3B[2], driven by increases in almost all business lines
- Line utilization of 49.3%, up from 48.3%[3]
- Loan pipeline remains robust

2Q14 compared to 1Q14 • [1]Source: Federal Reserve H.8 as of 7/2/14 for large domestically chartered commercial banks • [2]At period-end • [3]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

6

# Noninterest-bearing Drive Deposit Growth
## Deposit Costs Remain Stable



Strong Deposit Base
($ in billions)
Deposit Rates[1]
51.4
51.9
52.8
52.8
53.4
53.8
54.2
0.19
0.18
0.17
0.15
0.15
2Q13
3Q13
4Q13
1Q14
2Q14
Average Balances
1Q14
2Q14
Period-end

**Total average deposits increased $614MM[2]:**

- Noninterest-bearing deposits increased $775MM
- Interest-bearing deposits decreased $161MM
- About 2/3 of total deposits are commercial

**Loan to Deposit Ratio[3] of 88%**

[1]Interest cost on interest-bearing deposits • [2]2Q14 compared to 1Q14 • [3]At 6/30/14

Comerica Bank

7

# Securities Portfolio Stable



Securities Portfolio
($ in billions)
MBS
Other
MBS Yield
9.8
9.4
9.4
9.3
9.4
9.5
9.5
9.4
9.0
9.0
8.9
9.0
9.1
9.1
2.22
2.41
2.46
2.42
2.35
2Q13
3Q13
4Q13
1Q14
2Q14
Average Balances
1Q14
2Q14
Period-end

**MBS Portfolio:**

- Duration of 4.0 years[1]
  - Duration extends to 4.7 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax loss of $12MM
- Net unamortized premium of $61MM
- Interest on securities declined $2MM, reflecting a $2MM reduction in the retrospective adjustment to premium amortization (from $3MM in 1Q14)
- Expect prepayments of $400MM-$500MM for 3Q14[2]
- Investing prepayments into Level 1 High Quality Liquid Assets (HQLA), such as GNMA securities
  - GNMA approx. 15% of MBS portfolio

At 6/30/14 • [1]Estimated as of 6/30/14 • [2]Outlook as of 7/15/14. Prepayments include both scheduled principal amortization and mortgage prepayments

Comerica Bank

8

# Net Interest Income Grows
## Loan Growth More than Offsets Yield Decline



Net Interest Income
($ in millions)
Accretion
NIM
414
7
407
412
8
404
430
23
407
410
12
398
416
10
406
2.83
2.79
2.86
2.77
2.78
2Q13
3Q13
4Q13
1Q14
2Q14

| Net Interest Income and Rate NIM[1]: | | |
|---|---|---|
| **$410MM** | **1Q14** | **2.77%** |
| +12 | $1.7B in loan growth | -- |
| +4 | 1 additional day in 2Q14 | -- |
| -3 | Loan portfolio dynamics | -0.02 |
| -2 | Interest on nonaccrual loans | -0.01 |
| -2 | Loan accretion | -0.01 |
| -2 | Lower securities yields:<br>-$2MM decline in retrospective adjustment to premium amortization | -0.01 |
| -1 | Excess liquidity decrease | +0.06 |
| **$416MM** | **2Q14** | **2.78%** |

[1]2Q14 compared to 1Q14

Comerica Bank

9

# Continued Strong Credit Quality
## Net Charge-offs of 8 bps

### Credit Quality

- Provision increased $2MM to $11MM
- Nonperforming Assets (NPAs) increased $8MM to $360MM
- Foreclosed Property of $13MM
- Troubled Debt Restructurings (TDRs) of $157MM



Net Loan Charge-offs
($ in millions)
NCO Ratio (in basis points)
17
19
13
12
9
15
18
12
10
8
2Q13
3Q13
4Q13
1Q14
2Q14



Criticized Loans[1]
($ in millions)
NPAs as a Percentage of Total Loans + ORE
2,695
2,461
2,260
2,139
2,188
1.10
1.08
0.84
0.76
0.75
2Q13
3Q13
4Q13
1Q14
2Q14



Allowance for Loan Losses
($ in millions)
NPL Coverage
1.3
1.3
1.6
1.8
1.7
613
604
598
594
591
2Q13
3Q13
4Q13
1Q14
2Q14

At 6/30/14 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications.

Comerica Bank

10

# Noninterest Income Increased 6%


Noninterest Income
($ in millions)
Customer-Driven[1]
Noncustomer-Driven
222
228
219
208
220
31
33
29
24
27
191
195
190
184
193
2Q13
3Q13
4Q13
1Q14
2Q14

**Customer-driven fee income increased $9MM:**

+ $3MM Commercial Lending Fees
+ $3MM Foreign Exchange Income
+ $1MM Fiduciary Income
+ $1MM Investment Banking

**Noncustomer-driven fee income increased $3MM:**

+ $2MM Bank-owned Life Insurance (BOLI)
+ $2MM Principal Investing & Warrants
- $1MM Deferred Comp (Offset in expenses)

2Q14 compared to 1Q14 • [1]Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income

Comerica Bank

11

# Continued Tight Expense Control


Noninterest Expense
($ in millions)
Litigation-Related Expenses
416
417
473
52
406
404
2Q13
3Q13[1]
4Q13
1Q14
2Q14

**Noninterest expenses decline $2MM:**

- $7MM Salaries & Benefits:
  - Share-based compensation
  - Payroll taxes
  + One more day
  + Merit increases
+ Increases in several categories, such as:
  + Software Expense
  + Operational Losses
  + Outside Processing Fees

2Q14 compared to 1Q14 • [1]3Q13 litigation-related expenses were a benefit of $4MM

Comerica Bank

12

13 Active Capital Management 1Shares repurchased under share repurchase program ● 2See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures ● 3Outlook as of 7/15/14 2014 Capital Plan target3:  Up to $236MM share repurchases over four quarters (2Q14 through 1Q15)  $59MM or 1.2MM shares repurchased in 2Q14  Increased quarterly dividend 5% to $0.20 per share in 2Q14  2Q14 Shareholder Payout Ratio of 63% Issued $350MM senior debt at 2.125% Called $150MM sub-debt at par in July 2014 185.2 183.7 182.3 181.7 181.0 $33.77 $34.37 $35.64 $36.50 $36.98 2Q13 3Q13 4Q13 1Q14 2Q14 Tangible Book Value Per Share Common Shares Outstanding (in MM) 19% 21% 23% 25% 24% 28% 58% 53% 52% 39% 47% 79% 76% 77% 63% 2011 2012 2013 1Q14 2Q14 Dividends Share RepurchasesShareholder Payout Ratio1 2 14 Management 2014 OutlookAssuming Continuation of Current Economic & Low Rate Environment Outlook as of 7/15/14 ●We have not incorporated the approximately $32MM gain realized on the early redemption of debt in 3Q14 into our outlook. FY 2014 Compared to FY 2013 Average loans Moderate growth of 4 - 6% (previously ~3%)• Robust loan growth in 1H14• 2H14 National Dealer and Mortgage Banker Finance seasonally lower• Pace of growth of remaining businesses slowed through 2Q14 Net interest income Modestly Lower• Reduction in purchase accounting accretion to $25-30MM• Continued pressure from low rate environment approximately offsets benefit of loan growth Provision Stable• Net charge-offs similar to 2013• Allowance: Loan growth offset by continued decline in nonperforming loans Noninterest income Modestly Lower• Stable customer-driven fee income, driven by growth in fiduciary and card fees offset by lower capital market activity• Lower noncustomer-driven income Noninterest expenses Lower• Lower litigation-related expenses, down after $52MM unfavorable jury verdict in 2013• More than 50% reduction in pension expense to $39MM Income taxes ~32% of pre-tax income

# Appendix

Comerica Bank

## Recent Recognition

### 2013 Sustainability Highlights


18.9%
REDUCTION
59%
DIVERSION
7.4%
REDUCTION
217 TONS
EVALUATED
32%
70
MILLION
$512
MILLION
1ST
42.5%
REDUCTION
OVER
72,000
8
5

**Highest Scoring U.S. Bank in Newsweek's 2014 Green Rankings**

### 2014 American Banker Reputation Institute Survey[1]

**Customer Rankings**

**Governance**
1. BBVA Compass
2. Union Bank
3. **Comerica Bank**
4. Key Bank
5. Ally Bank

**Performance**
1. BBVA Compass
2. Union Bank
3. PNC
4. **Comerica Bank**
5. Ally Bank

**Innovation**
1. BBVA Compass
2. PNC
3. **Comerica Bank**
4. Ally Bank
5. Key Bank

**Citizenship**
1. Union Bank
2. BBVA Compass
3. **Comerica Bank**
4. PNC
5. BB&T

[1]Reprinted with permission from American Banker Magazine. SourceMedia, Inc. Copyrights Division

Comerica Bank

16

# Loans by Business and Market

| By Line of Business | 2Q14 | 1Q14 | 2Q13 |
|---|---|---|---|
| Middle Market | | | |
| *General* | $13.7 | $13.5 | $13.5 |
| *Energy* | 3.2 | 3.0 | 3.0 |
| *National Dealer Services* | 5.7 | 5.3 | 5.1 |
| *Entertainment* | 0.6 | 0.5 | 0.6 |
| *Tech. & Life Sciences* | 2.5 | 2.3 | 1.9 |
| *Environmental Services* | 0.9 | 0.9 | 0.8 |
| Total Middle Market | $26.6 | $25.5 | $24.9 |
| Corporate Banking | | | |
| *US Banking* | 2.8 | 2.7 | 2.7 |
| *International* | 1.7 | 1.8 | 1.7 |
| Mortgage Banker Finance | 1.3 | 0.9 | 1.8 |
| Commercial Real Estate | 4.1 | 4.0 | 3.8 |
| **BUSINESS BANK** | **$36.5** | **$34.9** | **$34.9** |
| Small Business | 3.6 | 3.6 | 3.6 |
| Retail Banking | 1.8 | 1.8 | 1.7 |
| **RETAIL BANK** | **$5.4** | **$5.4** | **$5.3** |
| Private Banking | 4.8 | 4.8 | 4.7 |
| **WEALTH MANAGEMENT** | **$4.8** | **$4.8** | **$4.7** |
| **TOTAL** | **$46.7** | **$45.1** | **$44.9** |

| By Market | 2Q14 | 1Q14 | 2Q13 |
|---|---|---|---|
| Michigan | $13.5 | $13.5 | $13.6 |
| California | 15.4 | 14.8 | 13.9 |
| Texas | 11.0 | 10.4 | 10.2 |
| Other Markets | 6.8 | 6.4 | 7.2 |
| **TOTAL** | **$46.7** | **$45.1** | **$44.9** |

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

17

# Deposits by Business and Market

| By Line of Business | 2Q14 | 1Q14 | 2Q13 |
|---|---|---|---|
| Middle Market | | | |
| *General* | $14.6 | $14.1 | $13.8 |
| *Energy* | 0.5 | 0.5 | 0.5 |
| *National Dealer Services* | 0.2 | 0.2 | 0.2 |
| *Entertainment* | 0.1 | 0.1 | 0.1 |
| *Tech. & Life Sciences* | 5.6 | 5.7 | 5.0 |
| *Environmental Services* | 0.1 | 0.1 | 0.2 |
| Total Middle Market | $21.1 | $20.7 | $19.8 |
| Corporate Banking | | | |
| *US Banking* | 2.6 | 2.5 | 2.6 |
| *International* | 1.7 | 1.7 | 1.6 |
| Mortgage Banker Finance | 0.5 | 0.6 | 0.7 |
| Commercial Real Estate | 1.5 | 1.5 | 1.3 |
| **BUSINESS BANK** | **$27.4** | **$27.0** | **$26.0** |
| Small Business | 2.7 | 2.6 | 2.7 |
| Retail Banking | 19.0 | 18.8 | 18.5 |
| **RETAIL BANK** | **$21.7** | **$21.4** | **$21.2** |
| Private Banking | 3.8 | 3.8 | 3.7 |
| **WEALTH MANAGEMENT** | **$3.8** | **$3.8** | **$3.7** |
| Finance/ Other | 0.5 | 0.6 | 0.5 |
| **TOTAL** | **$53.4** | **$52.8** | **$51.4** |

| By Market | 2Q14 | 1Q14 | 2Q13 |
|---|---|---|---|
| Michigan | $20.7 | $20.6 | $20.1 |
| California | 15.4 | 14.8 | 14.7 |
| Texas | 10.7 | 10.9 | 10.2 |
| Other Markets | 6.1 | 5.9 | 5.9 |
| Finance/ Other | 0.5 | 0.6 | 0.5 |
| **TOTAL** | **$53.4** | **$52.8** | **$51.4** |

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

18

19 Mortgage Banker Finance Average Deposits($ in millions) Average Loans($ in millions) 40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 566 565 516 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,31 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 20 National Dealer Services At 6/30/14 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Toyota/Lexus17% Honda/Acura 14% Ford 9% GM 9% Chrysler 9% Mercedes 3%Nissan/ Infiniti 7%Other European 11% Other Asian 11% Other110% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 64% Texas 8%Michigan 17% Other 11% Average Loans($ in billions)  65+ years of Floor Plan lending, with over 20 years on a national basis  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Floor Plan

21 Energy At 6/30/14  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Average Loans($ in millions) 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 3,23 6 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 529 60 8 493 528 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 Average Deposits($ in millions) Natural Gas Oil Mixed Midstream11% Service16% Exploration & Production 73% Diverse Customer Base(Based on period-end loan outstandings) 22 Technology and Life Sciences At 6/30/14  20+ year history  Products and services tailored to meet the needs of emerging companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans($ in billions) 1.1 1.1 1.1 1.2 1.2 1.2 1 .3 1.5 1. 6 1.7 1. 8 1.9 2.0 1.9 2.0 2 .1 2.3 2 .5 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3.3 3.4 3.3 3.5 3. 7 4.1 4.2 4.4 4 .7 5.1 5.2 5.2 5.0 5.0 5.1 5.2 5 .7 5.6 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 Average Deposits($ in billions)

23 Commercial Real Estate Line of Business At 6/30/14 ● 1Includes CRE line of business loans not secured by real estate 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 4.1 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 4.8 4.9 5.2 5.4 5.6 2Q13 3Q13 4Q13 1Q14 2Q14 Commitments($ in billions; Based on Period-end commitments)  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 7 quarters +16% 1 24 Shared National Credit Relationships At 6/30/14 ● Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end Loans of $10.2BCompared to $10.1B at 1Q14 Commercial Real Estate$0.5B 6% Corporate $2.7B 25% General$2.4B 24%National Dealer $0.4B 4% Energy$3.0B 29% Entertainment$0.3B 3% Tech. & Life Sciences$0.3B 3% Environmental Services $0.4B 4% Mortgage Banker$0.2B 2% = Total Middle Market (67%)  Approximately 870 borrowers  Strategy: Pursue full relationships with ancillary business  Comerica is agent for approx. 16%  Adhere to same credit underwriting standards as rest of loan book  Credit quality mirrors total portfolio

# Government Card Programs

**Growing Average Noninterest-Bearing Deposits**

*($ in millions)*



US Treasury Program
State Card Programs
185
290
532
650
720
948
1,221
1,412
2007
2008
2009
2010
2011
2012
2013
2014 YTD

- #1 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs
- Service US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 5 million cards registered
  - Phasing out checks[2]
    - As of 5/1/11, new benefit recipients
    - As of 3/1/13, current check recipients
  - 94% of Direct Express card holders report they are totally satisfied[3]
  - Nearly 8MM monthly benefit checks eliminated, resulting in significant taxpayer savings[4]

At 6/30/14 • [1]Source: the Nilson Report July 2013 • [2]Final rule announced 12/22/10 • [3]Based on a 2013 survey conducted by KRC Research • [4]Checks eliminated since December 2010. Source: U.S. Department of the Treasury

Comerica Bank

25

# Maintaining Focus on Long-Term Goals
## Moving Toward Goals, Despite Prolonged Low Rate Environment

**Efficiency Ratio**



71.2%
67.9%
67.3%
65.8%
63.4%
Long-Term Goal:
Below 60%
2011
2012
2013
1Q14
2Q14

**Return on Average Assets (ROA)**



0.69%
0.83%
0.85%
0.86%
0.93%
Long-Term Goal:
Above 1.30%
2011
2012
2013
1Q14
2Q14

Goal as of 7/15/14

Comerica Bank

26

## Factors Expected to Drive Long-Term Efficiency Ratio Goal


Efficiency Ratio: 67%
2013
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal

Goal as of 7/15/14

Comerica Bank

27

## Holding Company Debt Rating

| | *Senior Unsecured/Long-Term Issuer Rating* | S&P | Moody's | Fitch |
|---|---|---|---|---|
| Peer Banks | BB&T | A- | A2 | A+ |
| | BOK Financial | A- | A2 | A |
| | **Comerica** | **A-** | **A3** | **A** |
| | M&T Bank | A- | A3 | A- |
| | KeyCorp | BBB+ | Baa1 | A- |
| | Fifth Third | BBB+ | Baa1 | A |
| | SunTrust | BBB | Baa1 | BBB+ |
| | Huntington | BBB | Baa1 | A- |
| | Regions Financial | BBB- | Ba1 | BBB- |
| | Zions Bancorporation | BBB- | Ba1 | BBB- |
| | First Horizon National Corp | BB+ | Baa3 | BBB- |
| | Synovus Financial Corp | BB- | B1 | BB |
| Large Banks | Wells Fargo & Company | A+ | A2 | AA- |
| | U.S. Bancorp | A+ | A1 | AA- |
| | JP Morgan | A | A3 | A+ |
| | PNC Financial Services Group | A- | A3 | A+ |
| | Bank of America | A- | Baa2 | A |

As of 7/5/14 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

28

# Supplemental Financial Data

***Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)***

| | 6/30/14 | 3/31/14 | 12/31/13 | 9/30/13 | 6/30/13 |
|---|---|---|---|---|---|
| Tier 1 and Tier 1 common capital[1,2] | 7,027 | 6,962 | 6,895 | 6,862 | 6,800 |
| Risk-weighted assets[1,2] | 67,009 | 65,788 | 64,825 | 64,027 | 65,220 |
| ***Tier 1 and Tier 1 common capital ratio*** | ***10.49%*** | ***10.58%*** | ***10.64%*** | ***10.72%*** | ***10.43%*** |
| Common shareholders' equity | $7,369 | $7,283 | $7,150 | $6,966 | $6,908 |
| Less: Goodwill | 635 | 635 | 635 | 635 | 635 |
| Less: Other intangible assets | 15 | 16 | 17 | 18 | 20 |
| Tangible common equity | $6,719 | $6,632 | $6,498 | $6,313 | $6,253 |
| Total assets | $65,325 | $65,681 | $65,224 | $64,667 | $62,944 |
| Less: Goodwill | 635 | 635 | 635 | 635 | 635 |
| Less: Other intangible assets | 15 | 16 | 17 | 18 | 20 |
| Tangible assets | $64,675 | $65,030 | $64,572 | $64,014 | $62,289 |
| *Common equity ratio* | *11.28%* | *11.09%* | *10.97%* | *10.78%* | *10.98%* |
| ***Tangible common equity ratio*** | ***10.39*** | ***10.20*** | ***10.07*** | ***9.87*** | ***10.04*** |
| Common shareholders' equity | $7,369 | $7,283 | $7,150 | $6,966 | $6,908 |
| Tangible common equity | $6,719 | $6,632 | $6,498 | $6,313 | $6,253 |
| Shares of common stock outstanding (in millions) | 181 | 182 | 182 | 184 | 185 |
| *Common shareholders' equity per share of common stock* | *$40.72* | *$40.09* | *$39.22* | *$37.93* | *$37.31* |
| ***Tangible common equity per share of common stock*** | ***37.12*** | ***36.50*** | ***35.64*** | ***34.37*** | ***33.77*** |

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removed the effect of intangible assets from common shareholders equity per share of common stock.

*The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.*

[1] Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2] June 30, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

29

# Supplemental Financial Data

***Tier 1 Common Equity under Basel III ($ in millions)***

| ***Basel III Tier 1 Common Capital Ratio*** | 6/30/14 | 3/31/14 | 12/31/13 | 9/30/13 | 6/30/13 |
|---|---|---|---|---|---|
| Tier 1 common capital[3] | $7,027 | $6,962 | $6,895 | $6,862 | $6,800 |
| Basel III adjustments[2] | (2) | (2) | (6) | (4) | -- |
| Basel III Tier 1 common capital[2] | $7,025 | $6,960 | $6,889 | $6,858 | $6,800 |
| Risk-weighted assets[1,3] | $67,009 | $65.788 | $64,825 | $64,027 | $65,220 |
| Basel III adjustments[2] | 1,599 | 1,590 | 1,754 | 1,726 | 2,091 |
| Basel III risk-weighted assets[2] | $68,608 | $67,378 | $66,579 | $65,753 | $67,311 |
| Tier 1 common capital ratio[3] | 10.5% | 10.6% | 10.6% | 10.7% | 10.4% |
| Basel III Tier 1 common capital ratio[2] | 10.2% | 10.3% | 10.3% | 10.4% | 10.1% |

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

*The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.*

[1] Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2] Estimated ratios based on the standardized approach in the final rule, as fully phased-in, and excluding most elements of accumulated other comprehensive income (AOCI).

[3] June 30, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

30